UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 25th, 2016

CANNABICS PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-192759	20-3373669
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

#3 Bethesda Metro Center

Suite 700

Bethesda, Md. 20814

(Address of principal executive offices and Zip Code)

877 424-2429

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 -–   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 25th, 2016, Cannabics Pharmaceuticals Inc. executed an exclusive IP Licensing Agreement with Mountain High Products LLC and the Cima Group LLC for the production and distribution of the Company’s CANNABICS SR technology of medical cannabis capsules in Colorado. Mountain High LLC operates under the trade name Wana Brands and is one of the largest licensed edible manufacturers in America. Cima Group LLC is a related party to Wana Brands and is charged with their operations in states outside of Colorado.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On January 25th, 2016, Shay Avraham Sarid stepped down as Director of the Company.

ITEM 9.01 FINANICIAL STATEMENTS & EXHIBITS

(d) Exhibits

Exhibit Number	Description
10.01	IP Licensing Agreement with Cima Group LLC
10.02	IP Licensing Agreement with Mountain High LLC
99.1	Resignation of Shay Avraham Sarid

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CANNABICS PHARMACEUTICALS INC.

By:	/s/ Itamar Borochov
Itamar Borochov Director, CEO

Date: January 27th, 2016